                                                               Exhibit 99
                      	MONTHLY SERVICERS CERTIFICATE
                       	SERVICER:  NATIONSBANK, N.A.
                      	NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.


NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers");
NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"),
the Servicer is required to prepare certain information each	month regarding
distributions to Certificateholders' and the performance of the Trust.
The information with respect to the applicable Distribution Date and Due
Period is set forth below.

 Collection Period		                                                   	Mar-97
	Determination Date		                                                 		4/8/97
	Deposit Date		                                                      		4/14/97
	Distribution Date			                                                 	4/15/97

	Pool Balance on the close of the last day of the preceding
                   Collection Period	                          	508,887,725.88
	Less:	Principal Collections	                                  		27,765,112.21
      	Purchase Amount allocable to Principal		                          	0.00
		     Realized Losses 			                                          668,618.69
                                                             -----------------
 Pool Balance on the close of the last day of the
                   Collection Period 		                         480,453,994.98
                                                              ================
 Original Pool Balance			                                    	1,066,816,806.33
 Pool Factor			                                                     	45.03622%

	Class A Certificate Balance
		Beginning Class A Certificate Balance		                      	493,621,094.10
		Class A Principal Distribution to Class A Distribution Account 27,580,718.97
                                                              ----------------
		Ending Class A Certificate Balance		                         	466,040,375.13
	Original Class A Certificate Balance			                     	1,034,812,302.14
	 Class A Pool Factor 			                                           	45.03622%


	Class B Certificate Balance
		Beginning Class B Certificate Balance		                       	15,266,631.78
		Class B Principal Distribution to Class B Distribution Account    853,011.93
                                                                 -------------
		Ending Class B Certificate Balance		                          	14,413,619.85
	Original Class B Certificate Balance			                        	32,004,504.19
	 Class B Pool Factor 			                                           	45.03622%

	Class A Pass-Through Rate			                                         	5.8500%
	Class B Pass-Through Rate		                                         		6.0000%

	Class A Percentage			                                               	97.0000%
	Class B Percentage			                                                	3.0000%

	Available Interest
		Collections and Liquidation Proceeds allocable to interest	     4,297,160.95
		Recoveries		                                                      	94,542.99
		Purchase Amount allocable to Interest		                                	0.00
                                                                 -------------
			Total Interest Collections	                                   	4,391,703.94
		Advances for the related Distribution Date		                     	778,161.46
		Less:  Outstanding Advances to be reimbursed		                   	629,073.59
                                                                  ------------
			Total Available Interest	                                     	4,540,791.81

	Available Principal
		Collections and Liquidation Proceeds allocable to Principal		 	27,765,112.21
		Purchase Amount allocable to Principal		                               	0.00
                                                                 -------------
			Total Available Principal                                   		27,765,112.21

	Deposit to Certificate Account
		Available Interest		                                           	4,540,791.81
		Available Principal		                                         	27,765,112.21
		Withdrawal from Reserve Account		                                      	0.00
		Less:  Basic Servicing Fee to be withheld from Collections		     	424,073.10
                                                                 -------------
			Net Deposit to Certificate Account	                          	31,881,830.92

	Class A Interest Distribution
		Class A Monthly Interest		                                     	2,406,402.83
		Class A Interest Carryover Shortfall		                                 	0.00
                                                                 -------------
			Total	                                                        	2,406,402.83

	Class B Interest Distribution
		Class B Monthly Interest		                                        	76,333.16
		Class B Interest Carryover Shortfall		                                 	0.00
                                                                     ---------
			Total	                                                           	76,333.16

	Class A Principal Distribution
		Class A Monthly Principal	                                   		27,580,718.97
		Class A Principal Carryover Shortfall from the preceding
     Distribution Date	                                                	 	0.00
                                                                 -------------
			Total	                                                       	27,580,718.97


	Class B Principal Distribution
		Class B Monthly Principal		                                      	853,011.93
		Class B Principal Carryover Shortfall from the preceding
     Distribution Date		                                                 	0.00
                                                                    ----------
			Total	                                                          	853,011.93

	Basic Servicing Fee (inc. unpaid amount from prior periods)		   	 	424,073.10


	Distributions to the extent of Available Interest and Available Reserve
 Amount
	(and Class B Percentage of Available Principal with respect to Class A
  Interest Distribution)
		Unpaid Basic Servicing Fee to Servicer		                         	424,073.10
		Class A Interest Distribution to Class A Distribution Account			2,406,402.83
		Class B Interest Distribution to Class B Distribution Account		   	76,333.16


	Distributions of Available Principal, Remaining Available Interest
	and Remaining Available Reserve Amount
		Class A Principal Distribution to Class A Distribution Account	27,580,718.97
		Class B Principal Distribution to Class B Distribution Account		 	853,011.93
		To Reserve Account up to Specified Reserve Account Balance		           	0.00
		Any Remaining Amounts to Sellers		                               	965,364.03


	Specified Reserve Account Balance
		Greater of:
		(a) Reserve percentage applicable		                                   	5.00%
      Pool Balance on last day of Collection Period times reserve
      percentage applicable		                                   	24,022,699.75
		(b) Lesser of: Deposit from Available Interest and Available Principal
              			(i)  floor amount stated or		                   13,335,210.08
              			(ii) Pool Balance on last day of Collection Period plus
                      interest through Scheduled Distribution
                      Date                                     	651,343,227.72
		Specified Reserve Account Balance		                           	24,022,699.75

	Reserve Account
		Beginning Balance		                                           	25,444,386.29
		Deposit from Available Interest and Available Principal		              	0.00
Investment Earnings                                                       0.00
		Less:  Withdrawal from Reserve Account and deposit to Certificate Account to cover:
               			Accrued and unpaid Basic Servicing Fees	               	0.00
               			Amounts to be distributed to Certificateholders'	      	0.00
               			Reimb. to Servicer for Outstanding Advances associated with
                  Defaulted Accounts	                               	42,992.63
		Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over
        Specified Reserve Account Balance		                      	1,378,693.91
		Less: Withdrawal of Investment Earnings by Servicer		            	109,536.15
                                                                 -------------
		Ending Balance		                                              	24,022,699.75
                                                                 =============

Available Reserve Account Balance                                24,022,699.75

	Realized Losses			                                                	668,618.69
	Net Loss Ratio (annualized)
		For the current Collection Period		                                   	1.39%
		For the preceding Collection Period		                                 	2.55%
		For the second preceding Collection Period		                          	1.66%

	Average Net Loss Ratio (Specified Reserve Account Balance increases if
 greater than 1.50%)			                                                 	1.87%

	Delinquency Analysis
		Number of Loans
			   30 to 59 days past due 	                                          	1,329
			   60 to 89 days past due 	                                            	229
			   90 or more days past due 	                                          	272
                                                                       -------
			Total	                                                               	1,830

		Principal Balance
 		   30 to 59 days past due                                   		12,011,045.58
			   60 to 89 days past due 	                                   	2,118,214.20
			   90 or more days past due 	                                 	2,723,098.88
                                                                --------------
			Total	                                                       	16,852,358.66

	Delinquency Ratio
		For the current Collection Period		                                   	1.01%
		For the preceding Collection Period		                                 	1.07%
		For the second preceding Collection Period		                          	1.20%
	Average Delinquency Ratio (Specified Reserve Account Balance increases if
 greater than 1.25%)			                                                  	1.09%

	Collateral Repossessed and Held by the Trust
		Number		                                                                	191
		Principal Balance		                                            	1,902,179.23

	Weighted Average Computations
		Weighted Average Coupon		                                         	10.52800%
		Weighted Average Original Term		                                      	59.96
		Weighted Average Remaining Term		                                     	34.19